Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2018

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of June 30, 2018
Dollars in thousands, except per share and unit	2Q 2018	YTD 2018	3Q 2018	Full-Year 2018

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$20,601	$102,357	--	--
Net income/(loss) attributable to common stockholders	$19,630	$100,431	--	--
Income/(loss) per weighted average common share, diluted	$0.07	$0.37	$0.08 to $0.10	$0.51 to $0.54

Per Share Metrics
FFO per common share and unit, diluted	$0.49	$0.96	$0.48 to $0.50	$1.92 to $1.95
FFO as Adjusted per common share and unit, diluted	$0.49	$0.97	$0.48 to $0.50	$1.93 to $1.96
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.45	$0.90	$0.43 to $0.45	$1.78 to $1.81
Dividend declared per share and unit	$0.3225	$0.6450	$0.3225	$1.29 (2)

Same-Store Operating Metrics
Revenue growth	3.4%	3.2%	--	3.00% - 3.50%
Expense growth	2.9%	3.3%	--	3.00% - 3.50%
NOI growth	3.5%	3.1%	--	3.00% - 3.50%
Physical Occupancy	97.0%	96.9%	--	96.7% - 96.9%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	38,911	124	84.4%
Stabilized, Non-Mature	523	2	1.2%
Acquired Communities	-	-	-
Redevelopment	-	-	-
Development, completed	746	1	0.4%
Non-Residential / Other	N/A	N/A	3.2%
Sold and Held for Disposition	-	-	-
Joint Venture (includes completed JV developments) (3)	7,950	31	10.8%
Sub-total, completed homes	48,130	158	100%
Under Development	355	1	-
Joint Venture Development	162	1	-
Developer Capital Program - West Coast Development JV	817	3	-
Total expected homes (3)(4)	49,464	163	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	2Q 2018	2Q 2017
Consolidated Interest Coverage Ratio	4.7x	4.6x
Consolidated Fixed Charge Coverage Ratio	4.6x	4.5x
Consolidated Debt as a percentage of Total Assets	33.4%	33.3%
Consolidated Net Debt-to-EBITDAre	5.7x	5.8x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2018.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 1,042 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2018	2017	2018	2017

REVENUES:
Rental income	$ 256,634	$ 244,658	$ 507,117	$ 485,929
Joint venture management and other fees	3,109	3,321	5,931	5,891
Total revenues	259,743	247,979	513,048	491,820

OPERATING EXPENSES:
Property operating and maintenance	41,452	40,612	82,039	80,212
Real estate taxes and insurance	31,907	29,423	65,189	59,611
Property management	7,057	6,728	13,945	13,363
Other operating expenses	2,825	2,369	4,834	4,060
Real estate depreciation and amortization	106,520	108,450	214,656	213,482
General and administrative	12,373	11,434	24,132	24,509
Casualty-related charges/(recoveries), net	746	1,191	1,686	1,693
Other depreciation and amortization	1,684	1,567	3,375	3,175
Total operating expenses	204,564	201,774	409,856	400,105

Operating income	55,179	46,205	103,192	91,715

Income/(loss) from unconsolidated entities (2)	(2,032)	(1,426)	(3,709)	9,772

Interest expense	(31,598)	(29,548)	(61,541)	(58,571)
(Cost)/benefit associated with debt extinguishment and other	-	(4,318)	-	(5,834)
Total interest expense	(31,598)	(33,866)	(61,541)	(64,405)
Interest income and other income/(expense), net	1,128	515	3,887	942

Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	22,677	11,428	41,829	38,024
Tax (provision)/benefit, net	(233)	(366)	(460)	(698)

Income/(loss) from continuing operations	22,444	11,062	41,369	37,326
Gain/(loss) on sale of real estate owned, net of tax	-	-	70,300	2,132

Net income/(loss)	22,444	11,062	111,669	39,458
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(1,813)	(854)	(9,203)	(3,192)
Net (income)/loss attributable to noncontrolling interests	(30)	(51)	(109)	(142)

Net income/(loss) attributable to UDR, Inc.	20,601	10,157	102,357	36,124
Distributions to preferred stockholders - Series E (Convertible)	(971)	(929)	(1,926)	(1,858)

Net income/(loss) attributable to common stockholders	$ 19,630	$ 9,228	$ 100,431	$ 34,266

Income/(loss) per weighted average common share - basic:	$ 0.07	$ 0.03	$ 0.38	$ 0.13
Income/(loss) per weighted average common share - diluted:	$ 0.07	$ 0.03	$ 0.37	$ 0.13

Common distributions declared per share	$0.3225	$0.3100	$0.6450	$0.6200

Weighted average number of common shares outstanding - basic	267,311	266,972	267,428	266,881
Weighted average number of common shares outstanding - diluted	268,890	268,859	269,002	268,742

(1)	See Attachment 16 for definitions and other terms.
(2)

During the six months ended June 30, 2017, UDR exercised its fixed price option to acquire CityLine, a West Coast Development JV community in Seattle, WA, and recorded a $12.2 million gain on consolidation.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2018	2017	2018	2017

Net income/(loss) attributable to common stockholders	$19,630	$9,228	$100,431	$34,266

Real estate depreciation and amortization	106,520	108,450	214,656	213,482
Noncontrolling interests	1,843	905	9,312	3,334
Real estate depreciation and amortization on unconsolidated joint ventures	15,512	14,497	29,852	28,264
Cumulative effect of change in accounting priniciple (2)	-	-	(2,100)	-
Net gain on the sale of unconsolidated depreciable property	-	-	-	(12,158)
Net gain on the sale of depreciable real estate owned	-	-	(70,300)	(552)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$143,505	$133,080	$281,851	$266,636

Distributions to preferred stockholders - Series E (Convertible) (3)	971	929	1,926	1,858

FFO attributable to common stockholders and unitholders, diluted	$144,476	$134,009	$283,777	$268,494

FFO per common share and unit, basic	$0.49	$0.46	$0.97	$0.91
FFO per common share and unit, diluted	$0.49	$0.45	$0.96	$0.90

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,885	291,836	291,968	291,794
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	296,475	296,751	296,553	296,683

Impact of adjustments to FFO:
Cost/(benefit) associated with debt extinguishment and other	$-	$4,318	$-	$5,834
Net gain on the sale of non-depreciable real estate owned (4)	-	-	-	(1,580)
Legal and other costs	625	-	625	-
Casualty-related charges/(recoveries), net	806	1,191	1,815	1,693
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	-	-	(881)
	$1,431	$5,509	$2,440	$5,066

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$145,907	$139,518	$286,217	$273,560

FFO as Adjusted per common share and unit, diluted	$0.49	$0.47	$0.97	$0.92

Recurring capital expenditures	(12,781)	(10,682)	(19,450)	(17,473)
AFFO attributable to common stockholders and unitholders, diluted	$133,126	$128,836	$266,767	$256,087

AFFO per common share and unit, diluted	$0.45	$0.43	$0.90	$0.86

(1)	See Attachment 16 for definitions and other terms.
(2)

During 1Q18, UDR adopted ASU No. 2016 01, Financial Instruments – Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities.  The updated standard requires certain equity securities to be measured at fair value on the balance sheet, with changes in fair value recognized in net income.  The adoption of the standard resulted in UDR recording a gain of $2.1 million in Interest income and other income/(expense), net on the Consolidated Statements of Operations.  As such, the cumulative effect of the change in accounting principle is backed out for FFO.

(3)

Series E preferred shares are dilutive for purposes of calculating FFO per share.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(4)	The GAAP gain for the six months ended June 30, 2017 is $2.1 million, of which $1.6 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2018	2017

ASSETS
Real estate owned:
Real estate held for investment	$ 9,940,707	$ 9,584,716
Less: accumulated depreciation	(3,518,824)	(3,326,312)
Real estate held for investment, net	6,421,883	6,258,404
Real estate under development
(net of accumulated depreciation of $592 and $3,854)	335,665	588,636
Total real estate owned, net of accumulated depreciation	6,757,548	6,847,040

Cash and cash equivalents	1,055	2,038
Restricted cash	29,857	19,792
Notes receivable, net	40,709	19,469
Investment in and advances to unconsolidated joint ventures, net	739,910	720,830
Other assets	138,279	124,104
Total assets	$ 7,707,358	$ 7,733,273

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$ 799,815	$ 803,269
Unsecured debt	2,952,297	2,868,394
Real estate taxes payable	21,972	18,349
Accrued interest payable	38,201	33,432
Security deposits and prepaid rent	34,519	31,916
Distributions payable	95,131	91,455
Accounts payable, accrued expenses, and other liabilities	74,344	102,956
Total liabilities	4,016,279	3,949,771
Redeemable noncontrolling interests in the OP and DownREIT Partnership	922,329	948,138
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2017)	46,200	46,200
15,804,393 shares of Series F outstanding (15,852,721 shares
at December 31, 2017)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
267,667,437 shares issued and outstanding (267,822,069 shares at December 31, 2017)	2,677	2,678
Additional paid-in capital	4,639,147	4,651,205
Distributions in excess of net income	(1,929,124)	(1,871,603)
Accumulated other comprehensive income/(loss), net	(1,407)	(2,681)
Total stockholders' equity	2,757,494	2,825,800
Noncontrolling interests	11,256	9,564
Total equity	2,768,750	2,835,364
Total liabilities and equity	$ 7,707,358	$ 7,733,273

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2018	2017

Common shares	267,359,370	267,309,552
Restricted shares	308,067	512,517
Total common stock	267,667,437	267,822,069
Stock options, LTIP Units and restricted stock equivalents	1,358,089	1,589,662
Operating and DownREIT Partnership units	22,817,548	22,862,502
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,010,843	3,010,843
Total common stock and equivalents	296,605,588	297,036,747

Weighted Average Number of Shares Outstanding	2Q 2018	2Q 2017

Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,885,082	291,835,684
Weighted average number of OP/DownREIT units outstanding	(24,573,867)	(24,864,266)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,311,215	266,971,418

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,474,487	296,751,379
Weighted average number of OP/DownREIT units outstanding	(24,573,867)	(24,864,266)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	268,889,777	268,859,045

	Year-to-Date 2018	Year-to-Date 2017

Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,968,187	291,794,016
Weighted average number of OP/DownREIT units outstanding	(24,540,379)	(24,912,747)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,427,808	266,881,269

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,553,087	296,682,656
Weighted average number of OP/DownREIT units outstanding	(24,540,379)	(24,912,747)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	269,001,865	268,741,841

(1)	See Attachment 16 for definitions and other terms.
(2)

At June 30, 2018 and December 31, 2017 there were 2,780,994 shares of the Series E outstanding, which is equivalent to 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3)	Series E preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and six months ended June 30, 2018 and June 30, 2017.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (4)

Secured	Fixed		$ 670,922		17.8%	4.39%	3.4
	Floating		123,733	(2)	3.3%	2.28%	3.7
	Combined		794,655		21.1%	4.06%	3.5

Unsecured	Fixed		2,530,644	(3)	67.2%	3.63%	5.9
	Floating		439,947		11.7%	2.57%	0.5
	Combined		2,970,591		78.9%	3.47%	5.1

Total Debt	Fixed		3,201,566		85.0%	3.79%	5.4
	Floating		563,680		15.0%	2.50%	1.2
	Combined		$ 3,765,246		100.0%	3.60%	4.8
	Total Non-Cash Adjustments (5)		(13,134)
	Total per Balance Sheet		$ 3,752,112			3.66%

Debt Maturities, In thousands (6)
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (7)	Debt (7)	Paper (4) (8) (9)		Balance	% of Total	Interest Rate

2018	$ 31,365	$-	$ 355,000		$ 386,365	10.2%	2.56%
2019	317,095	-	-		317,095	8.4%	4.63%
2020	198,076	300,000	-		498,076	13.2%	3.87%
2021	1,117	350,000	49,947		401,064	10.7%	2.19%
2022	1,157	400,000	-		401,157	10.7%	4.62%
2023	41,245	-	-		41,245	1.1%	3.47%
2024	-	315,644	-		315,644	8.3%	3.99%
2025	127,600	300,000	-		427,600	11.4%	4.26%
2026	50,000	300,000	-		350,000	9.3%	2.99%
2027	-	300,000	-		300,000	8.0%	3.50%
Thereafter	27,000	300,000	-		327,000	8.7%	3.37%
	794,655	2,565,644	404,947		3,765,246	100.0%	3.60%
Total Non-Cash Adjustments (5)	5,160	(18,294)	-		(13,134)
Total per Balance Sheet	$ 799,815	$2,547,350	$ 404,947		$ 3,752,112		3.66%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes $114.1 million of debt with a weighted average interest cap of 6.78% on the underlying index.
(3)	Includes $315.0 million of floating rate debt that has been fixed until January 2020 using interest rate swaps at a weighted average rate of 1.98%.
(4)

The 2018 maturity reflects the $355.0 million of principal outstanding on the Company’s unsecured commercial paper program as of June 30, 2018.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 4.9 years without extensions and 5.0 years with extensions.

(5)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(6)	As of June 30, 2018, UDR’s debt maturities with and without extensions are the same.
(7)	Includes principal amortization, as applicable.
(8)

There are no borrowings outstanding on our $1.1 billion line of credit at June 30, 2018.  The facility has a maturity date of January 2020, plus two six-month extension options.  The credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points and a facility fee of 15 basis points, which is not included in the interest rate above.

(9)

There is $49.9 million outstanding on our $75.0 million working capital credit facility at June 30, 2018.  The facility has a maturity date of January 2021.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2018
Net income/(loss)					$ 22,444
Adjustments:
Interest expense, including costs associated with debt extinguishment					31,598
Real estate depreciation and amortization					106,520
Other depreciation and amortization					1,684
Income tax provision/(benefit), net					233
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					25,346
EBITDAre					$ 187,825

Casualty-related charges/(recoveries), net					806
Legal and other costs					625
(Income)/loss from unconsolidated entities					2,032
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(25,346)
Management fee expense on unconsolidated joint ventures					(1,215)
Consolidated EBITDAre - adjusted for non-recurring items					$ 164,727

Annualized consolidated EBITDAre - adjusted for non-recurring items					$ 658,908

Interest expense, including costs associated with debt extinguishment					31,598
Capitalized interest expense					3,603
Total interest					$ 35,201

Preferred dividends					$ 971

Total debt					$ 3,752,112
Cash					(1,055)
Net debt					$ 3,751,057

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					4.7x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.6x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.7x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	34.1% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	3.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	12.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	352.8%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	33.5% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.1x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.1%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	296.0%	Yes

Securities Ratings		Debt	Preferred	Outlook	Commercial Paper

Moody's Investors Service		Baa1	Baa2	Stable	P-2
Standard & Poor's		BBB+	BBB-	Stable	A-2

				Gross	% of
	Number of	2Q 2018 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	32,075	$ 152,386	83.1%	$ 8,560,221	83.3%
Encumbered assets	8,105	30,889	16.9%	1,716,743	16.7%
	40,180	$ 183,275	100.0%	$ 10,276,964	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated October 20, 2015.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Revenues
Same-Store Communities	38,911	$241,315	$ 238,085	$ 235,760	$ 235,404	$ 233,462
Stabilized, Non-Mature Communities	523	3,748	3,745	3,587	1,684	1,708
Acquired Communities	-	-	-	-	-	-
Redevelopment Communities	-	-	-	-	-	-
Development Communities	746	3,225	2,074	1,381	864	192
Non-Residential / Other (2)	-	8,346	5,811	6,728	7,481	6,526
Total	40,180	$256,634	$ 249,715	$ 247,456	$ 245,433	$ 241,888

Expenses
Same-Store Communities		$67,881	$ 68,233	$ 66,638	$ 68,736	$ 65,941
Stabilized, Non-Mature Communities		1,372	1,417	1,379	739	725
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		2,362	1,611	1,235	870	473
Non-Residential / Other (2)		1,744	2,359	2,489	2,528	2,217
Total		$73,359	$ 73,620	$ 71,741	$ 72,873	$ 69,356

Net Operating Income
Same-Store Communities		$173,434	$ 169,852	$ 169,122	$ 166,668	$ 167,521
Stabilized, Non-Mature Communities		2,376	2,328	2,208	945	983
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		863	463	146	(6)	(281)
Non-Residential / Other (2)		6,602	3,452	4,239	4,953	4,309
Total		$183,275	$ 176,095	$ 175,715	$ 172,560	$ 172,532

Operating Margin
Same-Store Communities		71.9%	71.3%	71.7%	70.8%	71.8%

Weighted Average Physical Occupancy
Same-Store Communities		97.0%	96.9%	96.7%	96.6%	96.7%
Stabilized, Non-Mature Communities		93.7%	94.7%	92.8%	92.3%	92.9%
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		60.1%	54.6%	53.4%	51.5%	47.6%
Other (3)		-	-	96.1%	96.5%	96.2%
Total		96.4%	96.5%	96.3%	96.4%	96.6%

Sold and Held for Disposition Communities
Revenues		$-	$ 768	$ 2,660	$ 2,831	$ 2,770
Expenses		-	249	699	670	679
Net Operating Income/(Loss)		$-	$ 519	$ 1,961	$ 2,161	$ 2,091

Total	40,180	$183,275	$ 176,614	$ 177,676	$ 174,721	$ 174,623

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2018
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2018	2Q 2017	% Change

Real estate taxes (2)	40.2%	$ 27,289	$ 25,530	6.9%
Personnel	23.0%	15,635	15,809	-1.1%
Utilities	13.9%	9,456	9,348	1.1%
Repair and maintenance	12.6%	8,518	8,309	2.5%
Administrative and marketing	6.6%	4,442	4,648	-4.4%
Insurance	3.7%	2,541	2,297	10.6%
Same-Store operating expenses (2)	100.0%	$ 67,881	$ 65,941	2.9%

Same-Store Homes	38,911

	% of 2Q 2018
	SS Operating
Sequential Comparison	Expenses	2Q 2018	1Q 2018	% Change

Real estate taxes (2)	40.2%	$ 27,289	$ 28,182	-3.2%
Personnel	23.0%	15,635	15,132	3.3%
Utilities	13.9%	9,456	10,217	-7.5%
Repair and maintenance	12.6%	8,518	7,884	8.0%
Administrative and marketing	6.6%	4,442	4,317	2.9%
Insurance	3.7%	2,541	2,501	1.6%
Same-Store operating expenses (2)	100.0%	$ 67,881	$ 68,233	-0.5%

Same-Store Homes	38,911

	% of YTD 2018
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2018	YTD 2017	% Change

Real estate taxes (2)	40.8%	$ 54,535	$ 50,496	8.0%
Personnel	22.6%	30,298	30,898	-1.9%
Utilities	14.4%	19,299	19,214	0.4%
Repair and maintenance	12.1%	16,211	15,761	2.9%
Administrative and marketing	6.4%	8,574	8,760	-2.1%
Insurance	3.7%	4,956	4,470	10.9%
Same-Store operating expenses (2)	100.0%	$ 133,873	$ 129,599	3.3%

Same-Store Homes	38,277

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $366 thousand, $0 and $732 thousand, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2018

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,434	-	516	4,950	381	5,331
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,837	-	-	2,837	224	3,061
Los Angeles, CA	1,225	-	-	1,225	784	2,009
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	654	-	-	654	571	1,225
Portland, OR	476	-	-	476	-	476
	13,942	-	516	14,458	2,562	17,020

Mid-Atlantic Region
Metropolitan DC	8,402	-	-	8,402	874	9,276
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	-	-	720	379	1,099
	10,480	-	-	10,480	1,253	11,733

Northeast Region
New York, NY	1,945	-	-	1,945	710	2,655
Boston, MA	1,548	-	230	1,778	1,302	3,080
Philadelphia, PA	-	-	-	-	290	290
	3,493	-	230	3,723	2,302	6,025

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Tampa, FL	2,287	-	-	2,287	-	2,287
Nashville, TN	2,260	-	-	2,260	-	2,260
Other Florida	636	-	-	636	-	636
	7,683	-	-	7,683	-	7,683

Southwest Region
Dallas, TX	2,040	305	-	2,345	1,351	3,696
Austin, TX	1,273	-	-	1,273	259	1,532
Denver, CO	-	218	-	218	223	441
	3,313	523	-	3,836	1,833	5,669

Totals	38,911	523	746	40,180	7,950	48,130

Communities	124	2	1	127	31	158

Total Homes (incl. joint ventures) (4)			48,130

Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			355
Current Pipeline Joint Venture (6)			162
Homes in Developer Capital Program - West Coast Development JV (5)
Current Pipeline Developer Capital Program - West Coast Development JV (6)			817

Total expected homes (including development)			49,464

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.  Excludes development homes not yet completed.

(4)	Represents joint venture operating homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	See Attachments 9, 12(A) and 12(B) for details of our development communities.
(6)

Represents joint venture and Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 1,042 homes that are part of the Developer Capital Program - Other.  See Attachments 9, 12(A) and 12(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2018

(Unaudited) (1)

Non-Mature Home Breakout - By Date (quarter indicates date of QTD Same-Store inclusion)

Community	Category		# of Homes		Region	Same-Store Date

Thirty377	Stabilized, Non-Mature		305		Southwest	1Q19

Steele Creek	Stabilized, Non-Mature		218		Southwest	2Q19

The Residences at Pacific City	Development		516		West	1Q20

345 Harrison Street	Development		230	(2)	Northeast	2Q20

Total			1,269

Summary of Non-Mature Home Activity
		Stabilized,					Held for
	Market	Non-Mature	Acquired		Redevelopment	Development	Disposition	Total
Non-Mature Homes at March 31, 2018		1,157	-		-	400	-	1,557
The Residences at Pacific City	Orange County, CA	-	-		-	116	-	116
345 Harrison Street	Boston, MA	-	-		-	230	-	230
CityLine (3)	Seattle, WA	(244)	-		-	-	-	(244)
Residences at the Domain (3)	Austin, TX	(390)	-		-	-	-	(390)
Non-Mature Homes at June 30, 2018		523	-		-	746	-	1,269

(1)	See Attachment 16 for definitions and other terms.
(2)	230 homes of 585 total homes have been delivered as of June 30, 2018 as described in Attachment 9.
(3)	Contributed the community to the QTD Same-Store pool in 2Q18.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2018

 (Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)

West Region
Orange County, CA	$ 2,296	$-	$ 3,654	$ 2,375	$ 2,467	$ 2,379
San Francisco, CA	3,560	-	-	3,560	4,962	3,700
Seattle, WA	2,404	-	-	2,404	4,129	2,469
Los Angeles, CA	2,815	-	-	2,815	3,220	2,897
Monterey Peninsula, CA	1,757	-	-	1,757	-	1,757
Other Southern CA	1,880	-	-	1,880	3,150	2,262
Portland, OR	1,577	-	-	1,577	-	1,577

Mid-Atlantic Region
Metropolitan DC	2,027	-	-	2,027	2,825	2,055
Richmond, VA	1,332	-	-	1,332	-	1,332
Baltimore, MD	1,698	-	-	1,698	1,737	1,707

Northeast Region
New York, NY	4,315	-	-	4,315	4,654	4,365
Boston, MA	3,032	-	3,290	3,042	2,524	2,893
Philadelphia, PA	-	-	-	-	3,325	3,325

Southeast Region
Orlando, FL	1,335	-	-	1,335	-	1,335
Tampa, FL	1,406	-	-	1,406	-	1,406
Nashville, TN	1,282	-	-	1,282	-	1,282
Other Florida	1,586	-	-	1,586	-	1,586

Southwest Region
Dallas, TX	1,256	1,984	-	1,349	1,700	1,422
Austin, TX	1,446	-	-	1,446	4,241	1,702
Denver, CO	-	3,357	-	3,357	3,274	3,329

Weighted Average	$ 2,132	$2,551	$ 3,398	$ 2,149	$ 3,042	$ 2,225

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5. Excludes development homes not yet completed.

(4)	Development revenue per occupied home can be affected by the timing and mix of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

June 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended June 30, 2018

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 173,434	$ 9,841	$ 22,104	$ 205,379

% of Net Operating Income	84.4%	4.8%	10.8%	100.0%

Three Months Ended June 30, 2018

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Northeast Region
Orange County, CA	13.2%	12.8%	New York, NY	9.4%	10.3%
San Francisco, CA	12.6%	12.4%	Boston, MA	5.9%	6.6%
Seattle, WA	8.2%	7.9%	Philadelphia, PA	0.0%	0.6%
Los Angeles, CA	4.2%	4.6%		15.3%	17.5%
Monterey Peninsula, CA	3.6%	3.0%	Southeast Region
Other Southern CA	1.6%	2.2%	Orlando, FL	4.0%	3.4%
Portland, OR	0.9%	0.8%	Tampa, FL	3.7%	3.1%
	44.3%	43.7%	Nashville, TN	3.4%	2.9%
			Other Florida	1.1%	0.9%
Mid-Atlantic Region				12.2%	10.3%
Metropolitan DC	20.0%	18.3%	Southwest Region
Richmond, VA	2.3%	2.0%	Dallas, TX	2.7%	3.6%
Baltimore, MD	1.4%	1.5%	Austin, TX	1.8%	2.0%
	23.7%	21.8%	Denver, CO	0.0%	1.1%
				4.5%	6.7%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June  30, 2018

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2018 NOI	2Q 18	2Q 17	Change	2Q 18	2Q 17	Change

West Region
Orange County, CA	4,434	13.2%	96.0%	95.4%	0.6%	$ 2,296	$ 2,230	3.0%
San Francisco, CA	2,751	12.6%	97.0%	96.7%	0.3%	3,560	3,441	3.5%
Seattle, WA	2,837	8.2%	96.7%	96.4%	0.3%	2,404	2,288	5.1%
Los Angeles, CA	1,225	4.2%	95.5%	95.1%	0.4%	2,815	2,716	3.6%
Monterey Peninsula, CA	1,565	3.6%	97.4%	97.6%	-0.2%	1,757	1,613	8.9%
Other Southern CA	654	1.6%	96.8%	96.5%	0.3%	1,880	1,789	5.1%
Portland, OR	476	0.9%	96.7%	97.7%	-1.0%	1,577	1,529	3.1%
	13,942	44.3%	96.5%	96.2%	0.3%	2,509	2,409	4.1%

Mid-Atlantic Region
Metropolitan DC	8,402	20.0%	97.5%	97.0%	0.5%	2,027	1,986	2.1%
Richmond, VA	1,358	2.3%	98.2%	97.9%	0.3%	1,332	1,284	3.7%
Baltimore, MD	720	1.4%	96.5%	97.3%	-0.8%	1,698	1,679	1.1%
	10,480	23.7%	97.5%	97.1%	0.4%	1,914	1,873	2.2%

Northeast Region
New York, NY	1,945	9.4%	97.1%	97.3%	-0.2%	4,315	4,328	-0.3%
Boston, MA	1,548	5.9%	96.9%	96.4%	0.5%	3,032	2,939	3.2%
	3,493	15.3%	97.0%	96.9%	0.1%	3,747	3,716	0.8%

Southeast Region
Orlando, FL	2,500	4.0%	96.9%	96.9%	0.0%	1,335	1,254	6.5%
Tampa, FL	2,287	3.7%	97.5%	97.1%	0.4%	1,406	1,349	4.2%
Nashville, TN	2,260	3.4%	96.8%	96.9%	-0.1%	1,282	1,254	2.2%
Other Florida	636	1.1%	97.0%	96.8%	0.2%	1,586	1,521	4.3%
	7,683	12.2%	97.1%	97.0%	0.1%	1,361	1,304	4.4%

Southwest Region
Dallas, TX	2,040	2.7%	97.0%	96.5%	0.5%	1,256	1,215	3.4%
Austin, TX	1,273	1.8%	96.9%	96.3%	0.6%	1,446	1,434	0.8%
	3,313	4.5%	97.0%	96.4%	0.6%	1,329	1,299	2.3%

Total/Weighted Avg.	38,911	100.0%	97.0%	96.7%	0.3%	$ 2,132	$ 2,069	3.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 18	2Q 17	Change	2Q 18	2Q 17	Change	2Q 18	2Q 17	Change

West Region
Orange County, CA	4,434	$ 29,320	$ 28,298	3.6%	$ 6,413	$ 6,794	-5.6%	$ 22,907	$ 21,504	6.5%
San Francisco, CA	2,751	28,500	27,462	3.8%	6,668	6,655	0.2%	21,832	20,807	4.9%
Seattle, WA	2,837	19,787	18,770	5.4%	5,557	5,167	7.6%	14,230	13,603	4.6%
Los Angeles, CA	1,225	9,881	9,491	4.1%	2,596	2,526	2.8%	7,285	6,965	4.6%
Monterey Peninsula, CA	1,565	8,036	7,389	8.8%	1,808	1,778	1.7%	6,228	5,611	11.0%
Other Southern CA	654	3,570	3,388	5.4%	861	845	1.8%	2,709	2,543	6.5%
Portland, OR	476	2,177	2,133	2.1%	539	528	2.2%	1,638	1,605	2.0%
	13,942	101,271	96,931	4.5%	24,442	24,293	0.6%	76,829	72,638	5.8%

Mid-Atlantic Region
Metropolitan DC	8,402	49,825	48,551	2.6%	15,186	14,785	2.7%	34,639	33,766	2.6%
Richmond, VA	1,358	5,330	5,120	4.1%	1,253	1,228	2.1%	4,077	3,892	4.7%
Baltimore, MD	720	3,540	3,528	0.3%	1,104	1,080	2.2%	2,436	2,448	-0.5%
	10,480	58,695	57,199	2.6%	17,543	17,093	2.6%	41,152	40,106	2.6%

Northeast Region
New York, NY	1,945	24,446	24,574	-0.5%	8,069	7,238	11.5%	16,377	17,336	-5.5%
Boston, MA	1,548	13,643	13,158	3.7%	3,415	3,343	2.2%	10,228	9,815	4.2%
	3,493	38,089	37,732	0.9%	11,484	10,581	8.5%	26,605	27,151	-2.0%

Southeast Region
Orlando, FL	2,500	9,701	9,115	6.4%	2,806	2,634	6.5%	6,895	6,481	6.4%
Tampa, FL	2,287	9,403	8,989	4.6%	3,042	2,989	1.8%	6,361	6,000	6.0%
Nashville, TN	2,260	8,411	8,236	2.1%	2,407	2,476	-2.8%	6,004	5,760	4.2%
Other Florida	636	2,936	2,809	4.5%	1,036	991	4.5%	1,900	1,818	4.6%
	7,683	30,451	29,149	4.5%	9,291	9,090	2.2%	21,160	20,059	5.5%

Southwest Region
Dallas, TX	2,040	7,457	7,176	3.9%	2,840	2,518	12.8%	4,617	4,658	-0.9%
Austin, TX	1,273	5,352	5,275	1.5%	2,281	2,366	-3.6%	3,071	2,909	5.6%
	3,313	12,809	12,451	2.9%	5,121	4,884	4.9%	7,688	7,567	1.6%

Total	38,911	$ 241,315	$ 233,462	3.4%	$ 67,881	$ 65,941	2.9%	$ 173,434	$ 167,521	3.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2018

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 18	1Q 18	Change	2Q 18	1Q 18	Change

West Region
Orange County, CA	4,434	96.0%	96.2%	-0.2%	$ 2,296	$ 2,269	1.2%
San Francisco, CA	2,751	97.0%	96.7%	0.3%	3,560	3,486	2.1%
Seattle, WA	2,837	96.7%	96.6%	0.1%	2,404	2,356	2.0%
Los Angeles, CA	1,225	95.5%	96.1%	-0.6%	2,815	2,760	2.0%
Monterey Peninsula, CA	1,565	97.4%	96.9%	0.5%	1,757	1,706	3.0%
Other Southern CA	654	96.8%	96.3%	0.5%	1,880	1,864	0.9%
Portland, OR	476	96.7%	96.6%	0.1%	1,577	1,552	1.6%
	13,942	96.5%	96.5%	0.0%	2,509	2,463	1.8%

Mid-Atlantic Region
Metropolitan DC	8,402	97.5%	97.4%	0.1%	2,027	2,005	1.1%
Richmond, VA	1,358	98.2%	97.9%	0.3%	1,332	1,312	1.5%
Baltimore, MD	720	96.5%	96.6%	-0.1%	1,698	1,692	0.4%
	10,480	97.5%	97.4%	0.1%	1,914	1,893	1.1%

Northeast Region
New York, NY	1,945	97.1%	98.0%	-0.9%	4,315	4,322	-0.2%
Boston, MA	1,548	96.9%	96.6%	0.3%	3,032	2,976	1.9%
	3,493	97.0%	97.4%	-0.4%	3,747	3,730	0.5%

Southeast Region
Orlando, FL	2,500	96.9%	96.9%	0.0%	1,335	1,317	1.4%
Tampa, FL	2,287	97.5%	97.4%	0.1%	1,406	1,383	1.7%
Nashville, TN	2,260	96.8%	96.4%	0.4%	1,282	1,277	0.4%
Other Florida	636	97.0%	96.2%	0.8%	1,586	1,568	1.1%
	7,683	97.1%	96.8%	0.3%	1,361	1,346	1.2%

Southwest Region
Dallas, TX	2,040	97.0%	96.2%	0.8%	1,256	1,242	1.1%
Austin, TX	1,273	96.9%	96.1%	0.8%	1,446	1,441	0.3%
	3,313	97.0%	96.2%	0.8%	1,329	1,318	0.8%

Total/Weighted Avg.	38,911	97.0%	96.9%	0.1%	$ 2,132	$ 2,106	1.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 18	1Q 18	Change	2Q 18	1Q 18	Change	2Q 18	1Q 18	Change

West Region
Orange County, CA	4,434	$ 29,320	$ 29,038	1.0%	$ 6,413	$ 6,418	-0.1%	$ 22,907	$ 22,620	1.3%
San Francisco, CA	2,751	28,500	27,819	2.4%	6,668	6,712	-0.7%	21,832	21,107	3.4%
Seattle, WA	2,837	19,787	19,373	2.1%	5,557	5,468	1.6%	14,230	13,905	2.3%
Los Angeles, CA	1,225	9,881	9,748	1.4%	2,596	2,591	0.2%	7,285	7,157	1.8%
Monterey Peninsula, CA	1,565	8,036	7,762	3.5%	1,808	1,821	-0.7%	6,228	5,941	4.8%
Other Southern CA	654	3,570	3,521	1.4%	861	895	-3.8%	2,709	2,626	3.2%
Portland, OR	476	2,177	2,141	1.7%	539	519	3.9%	1,638	1,622	1.0%
	13,942	101,271	99,402	1.9%	24,442	24,424	0.1%	76,829	74,978	2.5%

Mid-Atlantic Region
Metropolitan DC	8,402	49,825	49,218	1.2%	15,186	15,833	-4.1%	34,639	33,385	3.8%
Richmond, VA	1,358	5,330	5,234	1.8%	1,253	1,307	-4.1%	4,077	3,927	3.8%
Baltimore, MD	720	3,540	3,530	0.3%	1,104	1,023	7.9%	2,436	2,507	-2.8%
	10,480	58,695	57,982	1.2%	17,543	18,163	-3.4%	41,152	39,819	3.3%

Northeast Region
New York, NY	1,945	24,446	24,715	-1.1%	8,069	8,144	-0.9%	16,377	16,571	-1.2%
Boston, MA	1,548	13,643	13,349	2.2%	3,415	3,343	2.2%	10,228	10,006	2.2%
	3,493	38,089	38,064	0.1%	11,484	11,487	0.0%	26,605	26,577	0.1%

Southeast Region
Orlando, FL	2,500	9,701	9,570	1.4%	2,806	2,750	2.0%	6,895	6,820	1.1%
Tampa, FL	2,287	9,403	9,240	1.8%	3,042	2,927	3.9%	6,361	6,313	0.8%
Nashville, TN	2,260	8,411	8,348	0.8%	2,407	2,314	4.0%	6,004	6,034	-0.5%
Other Florida	636	2,936	2,878	2.0%	1,036	998	3.8%	1,900	1,880	1.1%
	7,683	30,451	30,036	1.4%	9,291	8,989	3.4%	21,160	21,047	0.5%

Southwest Region
Dallas, TX	2,040	7,457	7,311	2.0%	2,840	2,830	0.4%	4,617	4,481	3.0%
Austin, TX	1,273	5,352	5,290	1.2%	2,281	2,340	-2.5%	3,071	2,950	4.1%
	3,313	12,809	12,601	1.7%	5,121	5,170	-1.0%	7,688	7,431	3.5%

Total	38,911	$ 241,315	$ 238,085	1.4%	$ 67,881	$ 68,233	-0.5%	$ 173,434	$ 169,852	2.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2018

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2018 NOI	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change

West Region
Orange County, CA	4,434	13.4%	96.1%	95.2%	0.9%	$ 2,283	$ 2,218	2.9%
San Francisco, CA	2,751	12.7%	96.8%	96.7%	0.1%	3,525	3,428	2.8%
Seattle, WA	2,593	7.5%	96.7%	96.4%	0.3%	2,388	2,273	5.1%
Los Angeles, CA	1,225	4.2%	95.8%	95.4%	0.4%	2,788	2,694	3.5%
Monterey Peninsula, CA	1,565	3.6%	97.2%	97.1%	0.1%	1,731	1,595	8.5%
Other Southern CA	654	1.6%	96.6%	95.9%	0.7%	1,870	1,769	5.7%
Portland, OR	476	1.0%	96.6%	97.2%	-0.6%	1,565	1,529	2.4%
	13,698	44.0%	96.5%	96.1%	0.4%	2,490	2,398	3.8%

Mid-Atlantic Region
Metropolitan DC	8,402	20.1%	97.5%	96.9%	0.6%	2,015	1,979	1.8%
Richmond, VA	1,358	2.4%	98.0%	97.7%	0.3%	1,323	1,279	3.4%
Baltimore, MD	720	1.5%	96.5%	96.6%	-0.1%	1,696	1,688	0.5%
	10,480	24.0%	97.5%	97.0%	0.5%	1,903	1,868	1.9%

Northeast Region
New York, NY	1,945	9.7%	97.6%	97.6%	0.0%	4,316	4,335	-0.4%
Boston, MA	1,548	6.0%	96.8%	96.2%	0.6%	3,002	2,941	2.1%
	3,493	15.7%	97.2%	97.0%	0.2%	3,736	3,722	0.4%

Southeast Region
Orlando, FL	2,500	4.0%	96.9%	96.8%	0.1%	1,326	1,243	6.7%
Tampa, FL	2,287	3.7%	97.4%	96.9%	0.5%	1,395	1,338	4.3%
Nashville, TN	2,260	3.6%	96.6%	97.0%	-0.4%	1,279	1,247	2.6%
Other Florida	636	1.1%	96.6%	96.7%	-0.1%	1,577	1,507	4.6%
	7,683	12.4%	97.0%	96.9%	0.1%	1,353	1,294	4.5%

Southwest Region
Dallas, TX	2,040	2.7%	96.6%	96.9%	-0.3%	1,249	1,209	3.3%
Austin, TX	883	1.2%	97.1%	97.2%	-0.1%	1,355	1,364	-0.7%
	2,923	3.9%	96.8%	97.0%	-0.2%	1,281	1,256	2.0%

Total/Weighted Avg.	38,277	100.0%	96.9%	96.6%	0.3%	$ 2,124	$ 2,064	2.9%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change

West Region
Orange County, CA	4,434	$ 58,359	$ 56,184	3.9%	$ 12,830	$ 13,459	-4.7%	$ 45,529	$ 42,725	6.6%
San Francisco, CA	2,751	56,320	54,722	2.9%	13,380	13,179	1.5%	42,940	41,543	3.4%
Seattle, WA	2,593	35,925	34,092	5.4%	10,419	9,661	7.8%	25,506	24,431	4.4%
Los Angeles, CA	1,225	19,629	18,892	3.9%	5,187	5,079	2.1%	14,442	13,813	4.6%
Monterey Peninsula, CA	1,565	15,798	14,546	8.6%	3,630	3,565	1.8%	12,168	10,981	10.8%
Other Southern CA	654	7,090	6,657	6.5%	1,756	1,692	3.8%	5,334	4,965	7.4%
Portland, OR	476	4,318	4,245	1.7%	1,058	1,044	1.3%	3,260	3,201	1.9%
	13,698	197,439	189,338	4.3%	48,260	47,679	1.2%	149,179	141,659	5.3%

Mid-Atlantic Region
Metropolitan DC	8,402	99,043	96,657	2.5%	31,019	29,592	4.8%	68,024	67,065	1.4%
Richmond, VA	1,358	10,564	10,184	3.7%	2,560	2,459	4.1%	8,004	7,725	3.6%
Baltimore, MD	720	7,070	7,045	0.4%	2,128	2,110	0.8%	4,942	4,935	0.1%
	10,480	116,677	113,886	2.5%	35,707	34,161	4.5%	80,970	79,725	1.6%

Northeast Region
New York, NY	1,945	49,161	49,377	-0.4%	16,212	14,874	9.0%	32,949	34,503	-4.5%
Boston, MA	1,548	26,991	26,276	2.7%	6,758	6,727	0.5%	20,233	19,549	3.5%
	3,493	76,152	75,653	0.7%	22,970	21,601	6.3%	53,182	54,052	-1.6%

Southeast Region
Orlando, FL	2,500	19,271	18,051	6.8%	5,555	5,289	5.0%	13,716	12,762	7.5%
Tampa, FL	2,287	18,643	17,788	4.8%	5,969	5,842	2.2%	12,674	11,946	6.1%
Nashville, TN	2,260	16,759	16,406	2.2%	4,722	5,019	-5.9%	12,037	11,387	5.7%
Other Florida	636	5,815	5,561	4.6%	2,034	1,936	5.0%	3,781	3,625	4.3%
	7,683	60,488	57,806	4.6%	18,280	18,086	1.1%	42,208	39,720	6.3%

Southwest Region
Dallas, TX	2,040	14,768	14,343	3.0%	5,670	5,021	12.9%	9,098	9,322	-2.4%
Austin, TX	883	6,971	7,022	-0.7%	2,986	3,051	-2.1%	3,985	3,971	0.4%
	2,923	21,739	21,365	1.8%	8,656	8,072	7.2%	13,083	13,293	-1.6%

Total	38,277	$ 472,495	$ 458,048	3.2%	$ 133,873	$ 129,599	3.3%	$ 338,622	$ 328,449	3.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

June 30, 2018

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	2Q 2018	2Q 2018	2Q 2018	2Q 2018	2Q 2017	YTD 2018	YTD 2017

West Region
Orange County, CA	2.5%	0.8%	4.7%	56.2%	64.9%	52.8%	56.1%
San Francisco, CA	5.5%	5.4%	5.6%	55.0%	61.7%	49.6%	54.0%
Seattle, WA	5.3%	5.2%	5.3%	54.0%	59.5%	48.5%	53.0%
Los Angeles, CA	2.9%	1.7%	4.1%	54.4%	50.8%	49.4%	46.3%
Monterey Peninsula, CA	7.7%	8.1%	7.3%	42.8%	51.5%	41.1%	46.3%
Other Southern CA	4.8%	4.2%	5.5%	52.1%	53.4%	51.2%	51.8%
Portland, OR	1.6%	-0.2%	3.9%	59.8%	53.1%	54.2%	50.4%
	4.4%	3.6%	5.3%	54.1%	59.9%	49.9%	52.9%

Mid-Atlantic Region
Metropolitan DC	3.7%	2.5%	4.8%	49.2%	51.4%	39.6%	42.6%
Richmond, VA	3.3%	1.4%	4.9%	48.7%	56.4%	44.1%	49.0%
Baltimore, MD	1.5%	-1.1%	4.7%	66.3%	61.3%	53.5%	58.3%
	3.5%	2.2%	4.8%	50.7%	52.9%	41.5%	44.9%

Northeast Region
New York, NY	0.5%	-1.9%	2.3%	61.9%	43.9%	41.2%	31.7%
Boston, MA	6.2%	6.2%	6.3%	57.3%	59.6%	47.2%	47.0%
	2.5%	1.2%	3.7%	59.9%	52.1%	44.0%	40.0%

Southeast Region
Orlando, FL	6.5%	6.2%	6.8%	53.7%	51.5%	49.1%	48.2%
Tampa, FL	5.9%	5.3%	6.6%	57.7%	58.2%	51.5%	53.2%
Nashville, TN	2.8%	1.3%	4.3%	51.5%	59.8%	46.7%	53.3%
Other Florida	3.9%	2.6%	4.9%	46.0%	39.1%	44.7%	35.2%
	5.0%	4.3%	5.7%	53.8%	55.6%	48.8%	50.6%

Southwest Region
Dallas, TX	2.3%	-0.1%	5.1%	55.1%	55.1%	52.1%	50.6%
Austin, TX	2.1%	-0.1%	5.0%	60.2%	56.1%	53.3%	50.1%
	2.2%	-0.1%	5.0%	57.2%	55.5%	52.6%	50.4%

Total/Weighted Avg.	3.8%	2.7%	4.9%	53.6%	55.6%	46.9%	48.5%

2Q 2017 Weighted Avg. Lease Rate Growth (3)	3.6%	2.2%	5.0%

2Q 2018 Percentage of Total Repriced Homes		51.1%	48.9%

(1)	See Attachment 16 for definitions and other terms.
(2)	2Q18 same-store home count: 38,911. YTD 2018 same-store count: 38,277.
(3)	2Q17 same-store home count: 36,540. YTD 2017 same-store count: 35,689.

Attachment 9

UDR, Inc.

Development Summary

June 30, 2018

(Dollars in Thousands)

(Unaudited) (1) (2)

Wholly-Owned
										Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
345 Harrison Street	Boston, MA	585	230	$336,257	$366,500	$626	(3)	$-	1Q16	2Q18	4Q18	59.3%	31.1%
Total Under Construction		585	230	$336,257	$366,500	$626		$-

Completed Projects, Non-Stabilized
The Residences at Pacific City	Huntington Beach, CA	516	516	$349,157	$350,000	$678		$-	2Q15	2Q17	2Q18	67.8%	61.4%
Total Completed, Non-Stabilized		516	516	$349,157	$350,000	$678		$-

Total - Wholly Owned		1,101	746	$685,414	$716,500	$651		$-

NOI From Wholly-Owned Projects								UDR's Capitalized Interest
		2Q 18							2Q 18

Projects Under Construction		$(305)							$ 2,667
Completed, Non-Stabilized		1,168
Total		$863

Unconsolidated Joint Ventures (4)
										Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (5)	Cost		Debt (6)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Vitruvian West	Addison, TX	50%	383	221	$55,498	$59,000		$22,615	4Q16	1Q18	3Q18	79.4%	54.6%
Total Under Construction			383	221	$55,498	$59,000		$22,615

Completed Projects, Non-Stabilized
Vision on Wilshire	Los Angeles, CA	50%	150	150	$122,989	$129,000	(7)	$54,431	2Q16	2Q18	2Q18	28.7%	14.7%
Total Completed, Non-Stabilized			150	150	$122,989	$129,000		$54,431

Total - Unconsolidated Joint Ventures			533	371	$178,487	$188,000		$77,046

UDR's Share of NOI From Unconsolidated Joint Venture Projects								UDR's Capitalized Interest

		2Q 18							2Q 18
Projects Under Construction		$127							$ 366
Completed, Non-Stabilized		(192)
Total		$(65)

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:									150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes all communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3)	Includes 35,200 square feet of retail space.
(4)	Unconsolidated developments are presented at 100%.
(5)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(6)	Debt balances are presented net of deferred financing costs.
(7)	Includes 6,000 square feet of retail space.

Attachment 10

UDR, Inc.

Redevelopment Summary

June 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule				Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost				Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

N/A	N/A	-	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	-	-
Total		-	-	-	$-	$-	$-

UDR's Capitalized Interest
2Q 18
$-

Projected Weighted Average Return on
Incremental Capital Invested:	N/A

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.

Land Summary

June 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$ 7,351	$ 7,351	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,630	13,630	Complete		In Process
Dublin Land	Dublin, CA	100%	13,319	13,319	In Process	In Process
Total			$ 34,300	$ 34,300

			Real Estate	UDR's Share
Unconsolidated Joint Ventures			Cost Basis	Cost Basis

UDR/MetLife Land - 5 parcels	Addison, TX	50%	$ 49,348	$ 24,674	Complete	In Process	In Process
Total			$ 49,348	$ 24,674

Total			$ 83,648	$ 58,974

UDR's Capitalized Interest

2Q 18
$ 570

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR's Garrison Square community.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

June 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

		# of			Physical	Total Rev. per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Parcels	Homes (4)	Interest	2Q 18	2Q 18 (1)	2Q 18	YTD 18	YTD 18 (2)
UDR / MetLife
Operating communities	Various	22	5,453	50%	95.6%	$ 2,940	$ 15,763	$ 31,219	$ 62,375
Non-Mature	Various	4	1,173	50%	96.1%	3,942	4,834	9,027	17,864
Development communities	Various	2	371	50%	38.9%	1,715	(65)	(111)	(222)
Land parcels		5	-	50%	-	-	(10)	(17)	(34)
UDR / KFH
Operating communities	High-rise	3	660	30%	97.6%	2,669	1,080	2,157	7,189
UDR / West Coast Development JV
Non-Mature	Mid-rise	1	293	47%	94.1%	2,432	502	1,097	2,328
Total/Weighted Average		37	7,950		93.1%	$ 3,042	$ 22,104	$ 43,372	$ 89,500

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment		Interest Rate	Maturities

UDR / MetLife
Operating communities	$ 2,284,646	$ 1,289,330	$ 319,999		4.35%	2019-2025
Non-Mature	659,355	386,326	124,556		3.88%	2027-2028
Development communities	182,029	77,046	54,981		4.72%	2019-2020
Land parcels	49,348	-	40,512		N/A	N/A
UDR / KFH
Operating communities	287,815	165,857	7,325		4.03%	2025-2026
UDR / West Coast Development JV
Non-Mature	129,360	56,454	37,314		4.11%	2019
Total/Weighted Average	$ 3,592,553	$ 1,975,013	$ 584,687		4.24%

	Joint Venture
	Same-Store	2Q 18 vs. 2Q 17 Growth				2Q 18 vs. 1Q 18 Growth
Joint Venture Same-Store Growth	Communities (3)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	22	0.4%	11.0%	-4.3%		0.4%	-0.1%	0.6%
UDR / KFH	3	1.9%	8.2%	-0.6%		1.0%	3.0%	0.2%
Total/Average	25	0.5%	10.8%	-3.9%		0.4%	0.2%	0.6%

				NOI				NOI
JV Same-Store Results at UDR's Ownership Interest				-4.1%				0.6%

	Joint Venture
	Same-Store	YTD 18 vs. YTD 17 Growth
Joint Venture Same-Store Growth	Communities (3)	Revenue	Expense	NOI

UDR / MetLife	22	0.5%	6.2%	-2.2%
UDR / KFH	3	1.4%	6.6%	-0.7%
Total/Average	25	0.6%	6.2%	-2.0%

				NOI
JV Same-Store Results at UDR's Ownership Interest				-2.1%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended June 30, 2018.
(3)

Joint ventures and partnerships represented at 100%.  Debt balances are presented net of deferred financing costs. The gross book value of real estate assets for UDR / West Coast Development JV represents the going-in valuation.

(4)	Includes homes completed for the period ended June 30, 2018.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

June 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
						UDR Initial	UDR
		Own.	# of	Compl.	Going-in	Investment	Share of	Schedule			Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Projects Under Construction

The Arbory	Hillsboro, OR	49%	276	91	$68,400	$16,121	$13,455	4Q16	3Q18	1Q19	30.8%	23.2%
Total			276	91	$68,400	$16,121	$13,455
Completed Projects, Non-Stabilized
Parallel	Anaheim, CA	49%	386	386	$114,660	$26,529	$28,311	4Q14	2Q18	4Q18	67.6%	59.3%
CityLine II	Seattle, WA	49%	155	155	58,250	15,484	12,525	3Q16	2Q18	1Q19	56.8%	51.6%
Total			541	541	$172,910	$42,013	$40,836
Completed Projects, Stabilized
N/A	N/A		-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total			-	-	$-	$-	$-

Total - West Coast Development JV			817	632	$241,310	$58,134	$54,291

Economics For Projects Under Construction and Completed Projects, Non-Stabilized
				2Q 2018 at UDR's Share
											Income from
	UDR's Equity	Preferred									Preferred Equity
	Investment (5)	Return		Preferred Return		Net Operating Income		Interest and Other Expense			Investment (6)
West Coast Development JV	$65,408	6.5%		$1,041		$-		$(59)				$982

Economics For Completed Projects, Stabilized
				2Q 2018 at UDR's Share (3)
		Total Rev. per									Income from
	UDR's Equity	Occ. Home									Preferred Equity
	Investment (5)	2Q 2018 (1)		Preferred Return		Net Operating Income		Interest and Other Expense			Investment (6)
West Coast Development JV	$-	$-		$-		$-		$-				$-

Total - West Coast Development JV				$1,041		$-		$(59)				$982

Developer Capital Program - Other
							Income from
		# of	UDR Investment		Return	Years to	Investment		Upside	Investment
Community	Location	Homes	Commitment (7)	Balance (7)	Rate	Maturity	2Q 2018		Participation	Type
The Portals	Washington, DC	373	$ 38,559	$ 35,188	11.0%	2.9	$829		-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	16,814	11.0%	4.0	430		-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	35,732	8.0%	4.3	603		Variable	Preferred Equity
Alameda Point Block 11 (8)	Alameda, CA	220	20,000	20,730	12.0%	0.7	616		-	Secured Loan
Total - Developer Capital Program - Other		1,042	$ 138,762	$ 108,464	9.9%	3.3	$2,478

Total Developer Capital Program - UDR Initial Investment Cost/Investment Balance, Including Accrued Return							$179,225

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(3)

On the West Coast Development JV communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price one year after completion.

(4)	Debt balances are presented net of deferred financing costs.
(5)	UDR's equity investment of $65.4 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $58.1 million.
(6)	Excludes depreciation expense.
(7)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(8)

In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer will construct a 220 apartment home community.  The loan is secured by the land parcel and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

June  30, 2018

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of	Years to
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes	Maturity

Developer Capital Program - Other

Mar-18	Alameda Point Block 11	Alameda, CA	N/A	N/A	$ 20,000	12.0%	220	1.0
					$ 20,000	12.0%	220	1.0

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Feb-18	Pacific Shores (3)	Huntington Beach, CA	100%	0%	$ 90,500	$-	264	$343
					$ 90,500	$-	264	$343

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $70.3 million during the six months ended June 30, 2018, which is included in gain/(loss) on sale of real estate owned, net of tax in Attachment 1.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

June 30, 2018

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Six Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	June 30, 2018	per Home	of NOI	June 30, 2018	per Home	of NOI

Average number of homes (3)		39,434			39,478

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$ 4,814	$122		$ 8,304	$210
Building exteriors	5 - 20	3,862	98		4,504	114
Landscaping and grounds	10	1,287	33		1,762	45
Total asset preservation		9,963	253		14,570	369
Turnover related	5	2,818	71		4,880	124
Total Recurring Cap Ex		12,781	324	7%	19,450	493	6%
Revenue Enhancing Cap Ex (4)
Kitchen & Bath		2,795	71		4,351	110
Revenue Enhancing		7,469	189		12,134	307
Total Revenue Enhancing Cap Ex	5 - 20	10,264	260		16,485	418

Total Recurring and Revenue Enhancing Cap Ex		$ 23,045	$584		$ 35,935	$910

One-Time Infrastructure Cap Ex	5 - 35	$ 589	$-		$ 819	$-

		Three Months			Six Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		June 30, 2018	per Home		June 30, 2018	per Home

Average number of homes (3)		39,434			39,478

Contract services		$ 5,032	$128		$ 9,559	$242

Turnover related expenses		1,222	31		2,309	58

Other Repair and Maintenance
Building interiors		1,838	47		3,564	90
Building exteriors		495	13		922	23
Landscaping and grounds		164	4		485	12
Total Repair and Maintenance		$ 8,751	$222		$ 16,839	$427

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2018 Guidance

June 30, 2018

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	3Q 2018	Full-Year 2018	Prior Guidance

Income/(loss) per weighted average common share, diluted	$0.08 to $0.10	$0.51 to $0.54	$0.50 to $0.54
FFO per common share and unit, diluted	$0.48 to $0.50	$1.92 to $1.95	$1.91 to $1.95
FFO as Adjusted per common share and unit, diluted	$0.48 to $0.50	$1.93 to $1.96	$1.91 to $1.95
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.43 to $0.45	$1.78 to $1.81	$1.76 to $1.80
Annualized dividend per share and unit		$1.29	$1.29

Same-Store Guidance		Full-Year 2018	Full-Year 2018

Revenue growth		3.00% - 3.50%	2.50% - 3.50%
Expense growth		3.00% - 3.50%	2.50% - 3.50%
NOI growth		3.00% - 3.50%	2.50% - 3.50%
Physical occupancy		96.7% - 96.9%	96.7% - 96.9%

Same-Store homes		38,277	38,277

Sources of Funds ($ in millions)		Full-Year 2018	Full-Year 2018

AFFO in Excess of Dividends		$149 to $158	$145 to $155
Debt / Equity Issuances, LOC Draw / (Paydown) and Sales Proceeds		$170 to $370	$170 to $370
Construction Loan Proceeds		$25 to $35	$25 to $35

Uses of Funds ($ in millions)		Full-Year 2018	Full-Year 2018

Debt maturities inclusive of principal amortization (weighted average interest rate of 4.44%)(2)		$35	$35
Development and redevelopment spending and land acquisitions		$175 to $250	$175 to $275
Developer Capital Program		$90 to $110	$80 to $90
Equity Buybacks		$20	$20
Acquisitions		$0 to $100	$0 to $100
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45	$40 to $45

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2018	Full-Year 2018

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($131) to ($136)	($132) to ($137)
Capitalized interest (3)		$9 to $13	$9 to $13
General and administrative		($46) to ($50)	($46) to ($50)
Tax (provision)/benefit for TRS		($1) to ($2)	($1) to ($2)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$64 to $71	$61 to $71
Non-recurring items:
Disposition related gains/(losses) and non-recurring fees included in FFO		N/A	N/A
Average stabilized homes		39,500	39,500
Recurring capital expenditures per home		$1,175	$1,175

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

June 30, 2018

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items:  The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):  The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of NAREIT in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

June 30, 2018

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2018	YTD 2018
Income/(loss) from unconsolidated entities	$(2,032)	$(3,709)
Management fee	1,215	2,420
Interest expense	9,834	19,392
Depreciation	15,512	29,852
General and administrative	147	272
West Coast Development JV Preferred Return - Attachment 12(B)	(1,041)	(2,063)
Developer Capital Program - Other (excludes Alameda Point Block 11)	(1,862)	(3,290)
Other (income)/expense	331	498
Total Joint Venture NOI at UDR's Ownership Interest	$22,104	$43,372

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Net income/(loss) attributable to UDR, Inc.	$ 20,601	$ 81,756	$69,280	$16,190	$ 10,157
Property management	7,057	6,888	6,878	6,827	6,728
Other operating expenses	2,825	2,009	3,050	1,950	2,369
Real estate depreciation and amortization	106,520	108,136	109,401	107,171	108,450
Interest expense	31,598	29,943	34,211	30,095	33,866
Casualty-related charges/(recoveries), net	746	940	586	2,056	1,191
General and administrative	12,373	11,759	11,590	12,467	11,434
Tax provision/(benefit), net	233	227	(1,065)	127	366
(Income)/loss from unconsolidated entities	2,032	1,677	(19,666)	(1,819)	1,426
Interest income and other (income)/expense, net	(1,128)	(2,759)	(548)	(481)	(515)
Joint venture management and other fees	(3,109)	(2,822)	(2,764)	(2,827)	(3,321)
Other depreciation and amortization	1,684	1,691	1,648	1,585	1,567
(Gain)/loss on sale of real estate owned, net of tax	-	(70,300)	(41,272)	-	-
Net income/(loss) attributable to noncontrolling interests	1,843	7,469	6,347	1,380	905
Total consolidated NOI	$ 183,275	$ 176,614	$177,676	$174,721	$ 174,623

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

June 30, 2018

(Unaudited)

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Revenue Enhancing Capital Expenditures ("Cap Ex"):  The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

June 30, 2018

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2018 and third quarter of 2018 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2018
	Low	High

Forecasted net income per diluted share	$ 0.51	$ 0.54
Conversion from GAAP share count	(0.04)	(0.04)
Net gain on the sale of depreciable real estate owned	(0.24)	(0.24)
Depreciation	1.65	1.65
Cumulative effect of change in accounting principle	(0.01)	(0.01)
Noncontrolling interests	0.04	0.04
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$ 1.92	$ 1.95
Disposition-related FFO	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	0.01	0.01
Forecasted FFO as Adjusted per diluted share and unit	$ 1.93	$ 1.96
Recurring capital expenditures	(0.15)	(0.15)
Forecasted AFFO per diluted share and unit	$ 1.78	$ 1.81

	3Q 2018
	Low	High

Forecasted net income per diluted share	$ 0.08	$ 0.10
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.41	0.41
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.48	$ 0.50
Disposition-related FFO	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 0.48	$ 0.50
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share and unit	$ 0.43	$ 0.45